                                                                    Exhibit 10.1

                        MANAGER SUBORDINATION AGREEMENT
                        -------------------------------

          THIS MANAGER SUBORDINATION AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is made as of June 15, 2001, by and among STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, as trustee (in such capacity, together with its successors and assigns, the "Trustee"), for the benefit of itself and the holders of the Notes (as defined below), HWCC-SHREVEPORT, INC., a Louisiana corporation (the "Manager"), and HOLLYWOOD CASINO SHREVEPORT, a Louisiana partnership (f/k/a QNOV and Queen of New Orleans at the Hilton Joint Venture) (the "Company").

                                    RECITALS

     A. The Company and Shreveport Capital Corporation, a Louisiana corporation ("Shreveport Capital", and together with the Company, the "Issuers"), shall issue up to $39,000,000 of their 13% Senior Secured Notes due 2006 with Contingent Interest (the "Original Notes" and together with any new notes issued in replacement of and exchange therefor, the "Notes") pursuant to that certain Indenture dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Indenture"), by and among the Issuers, the Trustee and certain other parties. All terms used and not otherwise defined herein shall have the meanings given in the Indenture.

     B. The Manager and the Company are parties to that certain Management Services Agreement dated as of September 22, 1998 (as amended, supplemented or otherwise modified from time to time, the "Management Agreement"), pursuant to which the Company shall pay the Manager a management fee in consideration of the Manager's services relating to the management and operation of the Shreveport Resort and reimburse the Manager for services supplied to the Company in accordance with the terms thereof.

     C. As a condition to the purchase of the Notes, the parties have agreed to enter into this Agreement.


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing recitals and the provisions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trustee, the Manager and the Company agree as follows:

          1.   Subordination to Senior Debt.  Notwithstanding any other
               ----------------------------
provision of the Management Agreement, all fees payable to the Manager pursuant to the Management Agreement (other than expense reimbursement payable to the Manager in accordance with the terms of the Management Agreement) (the "Management Fees") are and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment in full, satisfaction and discharge or defeasance in accordance with the Indenture of all Senior Debt (as defined below).

          "Senior Debt" means (a) all indebtedness, liabilities and obligations of every kind or nature, absolute or contingent, now existing or hereafter arising, of the Company, its successors and assigns, under the Indenture, the Notes, any Collateral Documents or any other documents, instruments or agreements executed in connection with any of the foregoing (the foregoing, collectively, the "Transaction Documents"), to the Trustee or any holder of Notes and their successors and assigns, including without limitation the principal of, and interest on (including any interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company and any interest which would have accrued but for the commencement of any such proceeding whether or not allowed as a claim in that proceeding), and all premiums, fees, charges, expenses and indemnities arising under or in connection with the Indenture, the Notes or any other Transaction Document; and
(b) any modifications, amendments or extensions of any indebtedness or obligation described in clause (a) above. Except as and to the extent provided hereinafter, the Manager will not ask, demand, sue for, take or receive from the Company, by set-off or in any other manner, direct or indirect payment (whether in cash or property), of the whole or any part of the Management Fees, or any transfer of any property in payment of or as security therefor, so long as there exists an Event of Default under the Indenture.

          2.   Distributions in Liquidation and Bankruptcy.  In the event of any
               -------------------------------------------
distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof (including any assets now or hereafter securing any Management Fees) to creditors of the Company or upon any indebtedness of the Company, by reason of the liquidation, dissolution or other winding up, partial or complete, of the Company, or any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors or marshalling of assets, or any proceeding by or against the Company for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions (each of the foregoing, a "Liquidation Event"), then and in any such event:

               (a) The holders of Senior Debt shall be entitled to receive payment in full in cash of all Senior Debt before the Manager shall be entitled to receive any payment or other distributions on, or with respect to, the Management Fees;

               (b) Any payment or distribution of any kind or character, whether in cash, securities or other property, which but for these provisions would be payable or deliverable upon or with respect to the Management Fees shall instead be paid or delivered directly to the Trustee for the benefit of the holders of the Senior Debt for application on the Senior Debt, whether then due or not due, until the Senior Debt shall have first been fully and indefeasibly paid in cash, satisfied and discharged or otherwise defeased under the Indenture, subject to the rights of the Existing Notes Trustee with respect to the same;

               (c) The Manager hereby irrevocably authorizes and empowers the Trustee, and appoints the Trustee as attorney-in-fact, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, and to file and vote claims (in bankruptcy proceedings or otherwise) and take such other actions, in the Trustee's own name or otherwise, as the Trustee may deem necessary or advisable for the enforcement of these provisions. The Manager shall duly and promptly take such action as may be reasonably requested by the Trustee to assist in the collection of the Management Fees for the account of any holder of the Senior Debt, and to file appropriate proofs of claim with respect to the Management Fees and to vote the same, and to execute and deliver to the Trustee on demand such powers of attorney, proofs of claim, assignments of claim or other instruments as may be reasonably requested by the Trustee to enable the Trustee or any other holder of the Senior Debt to enforce any and all claims upon or with respect to the Management Fees and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Management Fees, subject to the rights of the Existing Notes Trustee with respect to the same. In addition, the Manager shall take no action (whether oral, written or otherwise) in contravention of any action of the Trustee duly taken and permitted hereunder. Such appointment as attorney-in-fact pursuant to this
     Section 2(c) is irrevocable and coupled with an interest until payment in
     ------------
     full and complete performance of all the Senior Debt. The Trustee may appoint a substitute attorney-in-fact. The Manager ratifies all actions reasonably taken by the attorney-in-fact but, nevertheless, if the Trustee requests, the Manager will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect such ratification;

               (d) The Manager will forthwith deliver any direct or indirect payment made to the Manager upon or with respect to the Management Fees prior to the payment in full, satisfaction and discharge or defeasance of the Senior Debt in accordance with the Indenture and following any Liquidation Event or Default or Event of Default to the Trustee in precisely the form received (except for the endorsement or assignment of the Manager where necessary) for application on the Senior Debt, whether then due or not due, subject to the rights of the Existing Notes Trustee with respect to the same. Until so delivered, the payment or distribution shall be held in trust by the Manager as property of the holders of the Senior Debt. In the event of the failure of the Manager to make any such endorsement or assignment, the Trustee, or any of its officers or employees, are hereby irrevocably authorized to make the same; and

               (e) Each of the parties hereby agrees that it shall be bound by the terms and provisions hereof, notwithstanding the confirmation of a plan of reorganization of the Company under Section 1129(b) of the Bankruptcy Code.

          3.   Permitted Payments.  Subject to the provisions of Paragraphs 2
               ------------------                                ------------
and 4 of this Agreement, the Company may pay to and the Manager may accept
    -
payment of amounts due under the Management Agreement, a true and correct copy of which is attached hereto as Exhibit A. Any amounts not permitted to be paid
                               ---------
pursuant to the provisions of Paragraph 4 of
                              -----------
this Agreement shall be deferred and shall accrue and may be paid only at such time as such amounts would otherwise be permitted to be paid pursuant to the provisions of this Agreement. Except as otherwise expressly provided in the Indenture, the Company and the Manager shall not change, alter, amend, waive or otherwise modify the Management Agreement without the Trustee's prior written consent.

          4.   Default on Senior Debt; Other Subordinated Obligation Payment
               -------------------------------------------------------------
Restrictions.
------------

               (a) In the event that any Default or Event of Default shall occur and be continuing with respect to any Senior Debt, or if any payment of Management Fees would create a Default or Event of Default, unless and until all Senior Debt shall have been indefeasibly paid in full in cash, satisfied and discharged or otherwise defeased under the Indenture, the right of the Manager to receive any payments or other distributions with respect to Management Fees shall be deferred during the continuance of such Default or Event of Default.

               (b) Unless and until all Senior Debt shall have been indefeasibly paid in full in cash, satisfied and discharged or otherwise defeased under the Indenture, the right of the Manager to receive any payments or other distributions with respect to the Management Fees shall be deferred if and to the extent that, as of the date which such Management Fees are to be paid, the payment of such Management Fees would cause the Company's Fixed Charge Coverage Ratio for its most recently ended four (4) full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Management Fee is proposed to be paid to be less than 1.5 to 1 (calculated on a pro forma basis after adding back Management Fees that were deducted in arriving at Consolidated Cash Flow during such period and deducting to arrive at Consolidated Cash Flow Management Fees to be paid pursuant to this Section 4(b)); provided,
                                                                     --------
     however, that with respect to periods prior to the time when internal
     -------
     financial statements are available for four (4) full fiscal quarters, such Fixed Charge Coverage Ratio shall be calculated with respect to the actual number of full fiscal quarters (but in no event less than one (1) full fiscal quarter) for which internal financial statements are available for the fiscal year 2001.

               If, notwithstanding the foregoing provisions of this Paragraph 4,
                                                                    -----------
     the Manager shall receive any payment or distribution of any kind with respect to the Management Fees (whether from any collateral securing the Management Fees or otherwise) following any Event of Default until cured, such payment or distribution shall be received in trust for, and shall be delivered to the Trustee promptly in precisely the form received (except for the endorsement or assignment of the Manager where necessary) for application on the Senior Debt, whether then due or not due, subject to the rights of the Existing Notes Trustee with respect to the same. Until so delivered, the payment or distribution shall be held in trust by the Manager as property of the holders of Senior Debt.

               (c) Manager agrees that any deferral pursuant hereto of payments under the Management Agreement shall not constitute a default under the Management Agreement.

               (d) No amounts payable pursuant to the Management Agreement shall be prepaid.

          5.   No Acceleration or Exercise of Remedies.  So long as any Senior
               ---------------------------------------
Debt remains unpaid, the Manager will not (a) cause any portion of the Management Fees to become due prior to the due date for such Management Fees as set forth in the Management Agreement; (b) accept any payment, prepayment or defeasance of any portion of the Management Fees prior to the due date for such Management Fees as set forth in the Management Agreement or in violation of this Agreement; (c) modify or alter in any way the provisions of the Management Agreement if the effect of such is to accelerate the payments of the Management Fees due thereon; or (d) exercise any remedies with respect to the Management Fees or any collateral at any time securing payment or performance thereof unless and until, in each such case, all of the Senior Debt shall have indefeasibly paid in full in cash, satisfied and discharged or otherwise defeased under the Indenture, or the Trustee shall have otherwise consented in writing.

          6.   Bankruptcy.  Until the Senior Debt shall have been indefeasibly
               ----------
paid in full in cash, satisfied and discharged or otherwise defeased under the Indenture, the Manager will not, without the prior consent of the Trustee, commence, or join with any other person in commencing, any proceeding against any Person with respect to the Management Fees under any bankruptcy, reorganization, readjustment of debt, dissolution, receivership, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

          7.   Continuing Subordination.  The subordination effected by these
               ------------------------
provisions is a continuing subordination and may not be modified or terminated by the Manager or any other holder of any Management Fees until all of the Senior Debt shall have been indefeasibly paid in full in cash, satisfied and discharged or otherwise defeased under the Indenture. At any time and from time to time, without consent of or notice to the Manager or any other holder of the Management Fees, and without impairing or affecting the obligations of any of them hereunder:

               (a) The time for the Company's performance of, or compliance with, any of its agreements contained in the Indenture, the Notes or the other Transaction Documents, or any other agreement, instrument or document relating to the Senior Debt, may be modified or extended or such performance or compliance may be waived;

               (b) The Trustee may exercise or refrain from exercising any rights under the Indenture, the Notes or the other Transaction Documents, or any other agreement, instrument or document relating to the Senior Debt;

               (c) The Indenture, the Notes or the other Transaction Documents, or any other agreement, instrument or document relating to the Senior Debt, may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof (including, but not limited to, an increase in the interest charges), or changing in any manner the rights of the Trustee or the Company;

               (d) Payment of the Senior Debt or any portion thereof may be extended or refunded or any notes evidencing such Senior Debt may be renewed in whole or in part;

               (e) The maturity of the Senior Debt may be accelerated, and any collateral security therefor or any other rights of the Trustee may be exchanged, sold, surrendered, released or otherwise dealt with in accordance with the terms of any present or future agreement with the Company and any other agreement of subordination (and the debt covered thereby) may be surrendered, released or discharged, or the terms thereof modified or otherwise dealt with in any manner;

               (f) Any person liable in any manner for payment of the Senior Debt may be released by holders of Senior Debt; and

               (g) Notwithstanding the occurrence of any of the foregoing, these subordination provisions shall remain in full force and effect with respect to the Senior Debt, as the same shall have been extended, renewed, modified or refunded.

          8.   Waivers.  The Manager hereby waives, and agrees not to assert (a)
               -------
any right, now or hereafter existing, to require the Trustee to proceed against or exhaust any collateral at any time securing the Senior Debt, or to marshal any assets in favor of the Manager or any other holder of any Management Fees;
(b) any notice of the incurrence of Senior Debt, it being understood advances may be made under the Indenture, or any other agreement, document or instrument now or hereafter relating to the Senior Debt, without notice to or authorization of the Manager in reliance upon these subordination provisions.

          It is not the intent of this Agreement to cause the Manager to become a surety. However, in the event this Agreement may cause the Manager to be deemed a surety, the following provisions apply; provided, however, that nothing
                                                 --------  -------
contained herein shall be deemed to be a guarantee by the obligor of any obligations for the payment of principal and interest of the Issuers under the Notes. The Manager hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including, without limitation,
(a) any right to require the Trustee or any of the Holders (each a "Benefitted Party") to proceed against the Company or any other Person or to proceed against or exhaust any security held by a Benefitted Party at any time or to pursue any other remedy in the power of a Benefitted Party before proceeding against the Manager with respect to the Management Fees or other Person, (b) the defense of the statute of limitations in any action with respect to the Management Fees hereunder or in any action for the collection or performance of the obligations owing on account of the Senior Debt, (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any Person or the failure of a Benefitted Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any Person, (d) appraisal, valuation, stay, extension, marshalling of assets, redemption, exemption, demand, presentment, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of a Benefitted Party, the Company, any endorser, guarantor or creditor of the Company or on the part of any Person under this or any other instrument or document in connection with any obligation or evidence of indebtedness held by a Benefitted Party as collateral or in connection with the Senior Debt, (e) any defense based upon an election of remedies by a Benefitted Party, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the Manager, the right of the Manager to proceed against the Company or any other Person for reimbursement, or both, (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (g) any duty on the part of a Benefitted Party to disclose to the Manager any facts a Benefitted Party may now or hereafter know about the Company or any other Person, regardless of whether a Benefitted Party has reason to believe that any such facts materially increase the risk beyond that which the Manager intends to assume, or has reason to believe that such facts are unknown to the Manager, or has a reasonable opportunity to communicate such facts to the Manager, because the Manager acknowledges that the Manager is fully responsible for being and keeping informed of the financial condition of the Company of any other Person and of all circumstances bearing on the risk of non-payment of any Senior Debt, (h) any defense arising because of the election of a Benefitted Party, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, (i) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code, (j) any claim or other rights which it may now or hereafter acquire against the Company or any other Person that arises from the existence of performance obligations under the Indenture, the Notes or any Collateral Document, including, without limitation, any right of subrogation, reimbursement. Notwithstanding the foregoing, nothing in this Section 8 shall be
                                                              ---------
deemed to impair the rights otherwise expressly given to the Manager in any of the Transaction Documents. No failure or delay on the Trustee's part in exercising any power, right or privilege under this Agreement shall impair or waive any such power, right or privilege. The Manager acknowledges and agrees that any nonrecourse or exculpation provided for in the Indenture, the Notes or any Collateral Document, or any other provision of this Indenture, the Notes or any Collateral Document, limiting the Benefitted Parties' recourse to specific collateral, or limiting the Benefitted Parties' right to enforce a deficiency judgment against the Company, shall have absolutely no application to the Manager's or the Company's liability under the Indenture, the Notes or any Collateral Documents.

          9.   Lien Subordination.  Any Lien, security interest, encumbrance,
               ------------------
charge or claim of the Manager on any assets or property of the Company or any proceeds or revenues therefrom which the Manager may have at any time as security for any Management Fees shall be, and hereby is, subordinated to all Liens, security interests, or encumbrances now or hereafter granted to the Trustee by the Company or by law, notwithstanding the date or order of attachment or perfection of any such Lien, security interest, encumbrance or claim or charge or the provision of any applicable law. Until all holders of Senior Debt have received payment in full in cash of the Senior Debt, or the Senior Debt is satisfied and discharged or defeased under the Indenture, the Manager agrees that the Manager will not assert or seek to enforce against the Company the Management Fees or any interest of the Manager in any collateral for any portion of the Management Fees and that the Trustee may dispose of any or all of the collateral for the Senior Debt free of any and all Liens, including, but not limited to, Liens created in favor of the Manager, through judicial or non-judicial proceedings, in accordance with applicable law including taking title, after five (5) days written notice to the Manager. The Manager hereby acknowledges that such notice if given five (5) days prior to such disposition of any of all of the collateral for the Senior Debt is sufficient and commercially reasonable. The Manager hereby agrees that any such sale or other disposition of so much of the collateral for the Senior Debt as is necessary to satisfy in full in cash all of the Senior Debt shall be free and clear of any security interest granted to the Manager; provided that the entire
                                                       --------
proceeds (after deducting reasonable expenses of sale) are applied in reduction of the Senior Debt. Upon the Trustee's request, the Manager shall execute and deliver any releases or other documents and agreements that the Trustee in its reasonable discretion deems necessary to dispose of the collateral for the Senior Debt free of the Manager's interest in same. The Manager retains all of its rights as a junior secured creditor with respect to the surplus, if any, arising from any such disposition of the collateral for the Senior Debt.

          10.  Default by Company Under Management Agreement.  In the event of a
               ---------------------------------------------
default by the Company under the Management Agreement, Manager shall promptly give written notice thereof to Trustee, and Trustee shall have the right (but not the obligation) to cure such default within the cure periods provided to the Company under the Management Agreement. Manager shall not take any action with respect to such default under the Management Agreement, including without limitation any action to terminate the Management Agreement, unless and until Trustee fails to cure such default within the applicable cure periods provided therefor.

          11.  Subrogation.  The Manager hereby subordinates all rights of
               -----------
subrogation to the rights of the holders of Senior Debt to receive payments or distributions, and any rights of subrogation to any collateral for the Senior Debt, until the Senior Debt shall have been indefeasibly paid in full in cash, satisfied and discharged or defeased in accordance with the Indenture. Upon such payment in full, the Manager shall be subrogated to all rights of the holders of Senior Debt.

          12.  Subordination Not Impaired by the Company.  No right of the
               -----------------------------------------
Trustee or any holder of Senior Debt to enforce the subordination of the Management Fees shall be impaired by any act or failure to act by the Company or by its failure to comply with these provisions.

          13.  No Third Party Beneficiaries.  This Agreement is not intended to
               ----------------------------
give or confer any rights to any Person other than the holders of the Senior Debt. No other party, including the Company, is intended to be a third party beneficiary of this Agreement.

          14.  Legend on Note.  If any portion of the Management Fees is
               --------------
evidenced by a promissory note, stock certificate or other instrument, the Manager agrees to promptly add a legend thereto stating that the rights of any holder thereof are subject to this Agreement.

          15.  Representations and Warranties.  The Manager hereby represents
               ------------------------------
and warrants that (a) the execution and delivery of this Agreement and the performance by the Manager of its obligations hereunder have received all necessary approvals and do not and will not contravene or conflict with any provision of law or of any indenture, instrument or other agreement to which the Manager is a party or by which it or its property may be bound or affected or result in or require the creation or imposition of any mortgage, Lien, pledge, security interest, charge or other encumbrance in, upon or of any of its properties or assets under any such indenture, instrument or other agreement,
(b) the Manager has full power, authority and legal right to make and perform this Agreement, (c) the Manager has not assigned or transferred any indebtedness owing by the Company or any of the collateral for the Management Fees and that the Manager will not assign or transfer same, (d) this Agreement is the legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, and (e) the Management Fees are not subject to any other subordination agreement, other than in favor of the Existing Notes Trustee.

          16.  No Waiver.  No failure on the part of the Trustee to exercise, no
               ---------
delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. This Agreement may not be amended or modified except by written agreement of the Trustee, the Manager, and the Company, and no consent or waiver hereunder shall be valid unless in writing and signed by the Trustee.

          17.  Successors and Assigns.  This Agreement, and the terms, covenants
               ----------------------
and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

          18.  GOVERNING LAW.  THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE
               -------------
WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES.

          19.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          20.  Severability.  The invalidity, illegality or unenforceability in
               ------------
any jurisdiction of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

          21.  Consent.  Manager hereby consents to the collateral assignment by
               -------
the Company of its right, title and interest under the Management Agreement to the Trustee, and any exercise of remedies pursuant thereto.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, this Manager Subordination Agreement has been duly executed as of the day and year first above written.

                             MANAGER:

                                  HWCC-SHREVEPORT, INC., a Louisiana
                                  corporation


                                  By:____________________________________
                                  Name:  Edward T. Pratt III
                                  Title: President


                             COMPANY:

                                  HOLLYWOOD CASINO SHREVEPORT, a Louisiana general partnership

                                  By: HCS I, Inc., a Louisiana corporation, its managing general partner

                                       By:______________________________
                                       Name:   Edward T. Pratt III
                                       Title:  President

                             TRUSTEE:

                                  STATE STREET BANK AND TRUST COMPANY, a
                                  Massachusetts trust company


                                  By:___________________________________
                                  Name:
                                  Title:




              [Signature Page to Manager Subordination Agreement]

                                   EXHIBIT A
                                      TO
                        MANAGER SUBORDINATION AGREEMENT


                              Management Agreement
                              --------------------


                              [Previously filed]

                                      A-1